                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 29, 2002

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

           TEXAS                        1-3187                   74-0694415
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

              1111 LOUISIANA
              HOUSTON, TEXAS                                  77002
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

ITEM 5. OTHER EVENTS.

ANNOUNCEMENT OF FIRST QUARTER 2002 RESULTS

On April 29, 2002, Reliant Energy, Incorporated ("Reliant Energy" and, together with its subsidiaries, the "Company") reported first quarter 2002 earnings. For additional information regarding Reliant Energy's first quarter 2002 earnings, please refer to Reliant Energy's press release attached to this report as
Exhibit 99.1 (the "Press Release"), which Press Release, other than the information therein under the caption "Outlook for 2002," is incorporated by reference herein.

MANAGEMENT CONFERENCE CALL

On April 29, 2002, executives of Reliant Energy spoke to the public, as well as various members of the financial and investment community in Houston, Texas regarding Reliant Energy's first quarter 2002 results. A replay of this presentation has been made available on Reliant Energy's web site found at www.reliantenergy.com in the Investors section and will be archived for 14 days after the event. In addition, a replay of the presentation can be accessed until May 6, 2002, 6 p.m. Houston time, by calling (800) 642-1687 (Conference I.D. 3876950) (Domestic) or (706) 645-9291 (Conference I.D. 3876950) (Outside
the U.S.).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Press Release issued April 29, 2002 regarding Reliant Energy's first quarter 2002 earnings.

ITEM 9. REGULATION FD DISCLOSURE.

Reliant Energy incorporates by reference into this Item 9 the information in the Press Release under the caption "Outlook for 2002". The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy or any of its affiliates.

FORWARD-LOOKING STATEMENTS

Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Energy believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this Current Report to the terms "we," "us" or other similar terms mean the Company.

In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Energy's forward-looking statements:

.. state, federal and international legislative and regulatory developments, including deregulation; re-regulation and restructuring of the electric utility industry; and changes in, or application of environmental, siting and other laws and regulations to which we are subject,

.. timing of the implementation of our business separation plan, including the receipt of necessary approvals from the Securities and Exchange Commission and an extension relating to a private letter ruling from the Internal Revenue Service,

.. the effects of competition, including the extent and timing of the entry of additional competitors in our markets,

..  industrial, commercial and residential growth in our service territories,

.. our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

.. state, federal and other rate regulations in the United States and in foreign countries in which we operate or into which we might expand our operations,

.. the timing and extent of changes in commodity prices, particularly natural gas,

..  weather variations and other natural phenomena,

..  political, legal and economic conditions and developments in the United
   States and in foreign countries in which we operate or into which we might expand our operations, including the effects of fluctuations in foreign currency exchange rates,

..  financial market conditions and the results of our financing efforts,

..  ramifications from the bankruptcy filing of Enron Corp.,

..  any direct or indirect effect on our business resulting from the September
   11, 2001 terrorist attacks or any similar incidents or responses to such incidents,

..  the performance of our projects, and

..  other factors we discuss in our other filings with the SEC.

The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Energy's forward-looking statements.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RELIANT ENERGY, INCORPORATED



  Date:  April 29, 2002             By: /s/   MARY P. RICCIARDELLO
                                        ---------------------------
                                        Mary P. Ricciardello
                                        Senior Vice President and
                                        Chief Accounting Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                    EXHIBIT DESCRIPTION
-------                 -----------------------

  99.1 Press Release issued April 29, 2002 regarding Reliant Energy's first quarter 2002 earnings.